UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

NEXTWAVE WIRELESS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33226	20-5361360
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12264 El Camino Real, Suite 305

San Diego, California 92130

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (619) 573-1570

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The annual meeting of stockholders of NextWave Wireless Inc. (the “Company”) was held on May 24, 2011.

(b) At the annual meeting, Jack Rosen and Carl E. Vogel were elected as Class II Directors for a three-year term expiring at the Company’s annual meeting of stockholders in 2014.

The matters voted upon at the annual meeting and the final voting results with respect to such matters are as follows:

Proposals

	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011	19,244,051	66,614	9,602	n/a

Election of Directors

Director	Votes Received	Votes Withheld	Broker Non-Votes
Jack Rosen	10,031,164	31,932	9,257,191
Carl E. Vogel	9,946,521	116,555	9,257,191

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NextWave Wireless Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2011

NEXTWAVE WIRELESS INC.

By:	/s/ Francis J. Harding
Francis J. Harding Executive Vice President and Chief Financial Officer

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